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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 19, 2000
                                                         -----------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                  State or Other Jurisdiction of Incorporation)


            1-9997                                        59-2898045
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   (Commission File Number)                    (IRS Employer Identification No.)

        8880 FREEDOM CROSSING TRAIL
           JACKSONVILLE, FLORIDA                              32256
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     (Address of Principal Executive Offices)              (Zip Code)

                                 (904) 732-1000
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              (Registrant's Telephone Number, Including Area Code)


                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)


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ITEM 5.  OTHER EVENTS.

Koger Equity, Inc. announced today an agreement with Crocker Realty Trust whereby Koger Equity, Inc. would assume the management of the properties of Crocker Realty Trust. Koger Equity, Inc. also announced today additional management reorganization involving staff reduction and the moving of certain functions from its Jacksonville, Florida office to its Boca Raton, Florida office. For further information concerning this matter, see the Company's news release, dated October 19, 2000, which is Exhibit 99 to this Report and is incorporated herein by reference.

For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (C)          EXHIBITS

                  EXHIBIT
                  NUMBER       DESCRIPTION OF EXHIBIT
                  ------       ----------------------
                    99         Koger Equity, Inc. News Release, dated October 19, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    KOGER EQUITY, INC.




     Dated:  October 19, 2000       By:          /s/  Bryan F. Howell
                                        --------------------------------------
                                                       Bryan F. Howell
                                    Title:         Senior Vice President


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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:


              EXHIBIT
              NUMBER      DESCRIPTION OF EXHIBIT
              ------      ----------------------
                99        Koger Equity, Inc. News Release, dated October 19, 2000.


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